Exhibit 99.1

EQT Infrastructure to acquire Covanta Holding Corporation, a global leader in Waste-to-Energy solutions, for $20.25 per share

MORRISTOWN, NJ - July 14, 2021 – Covanta Holding Corporation (NYSE: CVA), a world leader in sustainable waste and energy solutions, today announced that it has entered into a definitive agreement with EQT Infrastructure (“EQT”), whereby EQT will acquire all shares of Covanta common stock for $20.25 per share. The purchase price represents an approximately 37% premium to Covanta’s unaffected share price of $14.78 on June 8th, the day prior to initial media speculation of a transaction. The acquisition is subject to Covanta shareholder approval, as well as customary government approvals, and is expected to close in the fourth quarter of this year. The agreement resulted from a competitive sale process and is not subject to a financing condition.

“We are pleased to announce this agreement with EQT,” said Michael Ranger, Covanta President and CEO. “Our comprehensive analysis during the past nine months has been singularly focused on enhancing value for our shareholders. EQT certainly recognizes the value we see in our business, and this transaction represents an excellent outcome of our strategic review. Furthermore, as an organization dedicated to sustainability and environmental stewardship, EQT shares our vision for a safer, cleaner and more prosperous future through sustainable waste management thereby ensuring no waste is ever wasted. We couldn’t ask for a better partner as we embark on this next phase of our company’s evolution, delivering on our goal of building a sustainable future for all stakeholders.”

Covanta is the world’s leading waste-to-energy provider, operating facilities in North America, Europe and the UK. Annually, Covanta’s 40 plus facilities process approximately 21 million tons of waste from municipalities and businesses and convert it into renewable electricity to power over one million homes.

Following the completion of the acquisition, EQT will work with Covanta’s management team to build upon its impressive strengths including its portfolio of assets that provide essential waste services to municipalities and commercial customers, its long-term community relationships, as well as its numerous growth opportunities, including through a robust UK project pipeline of new waste-to-energy infrastructure and Covanta’s Environmental Solutions platform. Covanta will maintain its corporate headquarters in Morristown, New Jersey and its management team is expected to remain in place.

Alex Darden, Partner within EQT Infrastructure’s Advisory Team, said, “EQT and Covanta are proven business leaders who share a like-minded approach to environmental stewardship, and this acquisition aligns directly with EQT’s thematic approach of investing in sustainable businesses that have a positive impact on society. EQT is excited to partner with the entire Covanta team and to invest in organizational, operational, and digital technology initiatives that will enhance Covanta’s ability to provide sustainable solutions to growing waste challenges. As a responsible investor, EQT is committed to working with Covanta on transforming and supporting the energy transition and circular economy across its local communities.”

Sam Zell, Covanta’s Chairman of the Board, commented, “This agreement represents the successful completion of many months of work by members of Covanta’s senior leadership team as they executed the in-depth review of the company’s operations, growth priorities and capital structure announced in October of last year. This fulsome effort culminated in a competitive process that we believe provides the best risk-adjusted value for shareholders.”

BofA Securities acted as financial advisor to Covanta and Debevoise & Plimpton LLP provided legal counsel.

About Covanta

Covanta is a world leader in providing sustainable waste and energy solutions. Annually, Covanta’s modern Waste-to-Energy (“WtE”) facilities safely convert approximately 21 million tons of waste from municipalities and businesses into clean, renewable electricity to power one million homes and recycle 600,000 tons of metal. Through a vast network of treatment and recycling facilities, Covanta also provides comprehensive industrial material management services to companies seeking solutions to some of today’s most complex environmental challenges. For more information, visit www.covanta.com.

About EQT

EQT is a purpose-driven global investment organization with more than EUR 67 billion in assets under management across 26 active funds. EQT funds have portfolio companies in Europe, Asia-Pacific and the Americas with total sales of approximately EUR 29 billion and more than 175,000 employees. EQT works with portfolio companies to achieve sustainable growth, operational excellence and market leadership.

More info: www.eqtgroup.com

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Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Forward-looking statements are those that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments and other relevant factors. They are not guarantees of future performance or actual results. Developments and business decisions may differ from those envisaged by our forward-looking statements. Forward-looking statements, including, without limitation, statements with respect to the consummation of the transaction with EQT, involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta Holding Corporation (“Covanta”), its subsidiaries and joint ventures or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, in particular, the announced business combination with EQT depends on the satisfaction of the closing conditions to the business combination, and there can be no assurance as to whether or when the business combination will be consummated. For additional information see the Cautionary Note Regarding Forward-Looking Statements in the Company’s 2020 Annual Report on Form 10-K as well as Risk Factors in the Company’s most recent Quarterly Report on Form 10-Q for the period ended March 31, 2021.

Where to Find Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between Covanta and affiliates of EQT Infrastructure. In connection with the proposed merger, Covanta intends to file a proxy statement with the SEC. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Covanta with the SEC at http://www.sec.gov. Free copies of the proxy statement, once available, and Covanta’s other filings with the SEC, may also be obtained from the respective companies. Free copies of documents filed with the SEC by Covanta will be made available free of charge on Covanta’s investor relations website at https://investors.covanta.com/.

Participants in the Solicitation

Covanta and its directors and executive officers may be deemed to be participants in the solicitation of proxies of Covanta’s stockholders in respect of the proposed merger. Information about the directors and executive officers of Covanta is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021. Stockholders may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed merger when it becomes available.

Investor Contact:

Dan Mannes

1.862.345.5456

IR@covanta.com

Media Contact:

Nicolle Robles, Covanta

1.862.345.5245

NRobles@covanta.com